Exhibit 99.1

Artemis Strategic Investment Corporation files Form S-4 in Connection with Its Business Combination with Danam Health, Inc.

Phoenix, AZ September 18, 2023 Artemis Strategic Investment Corporation (NASDAQ: ARTE), a publicly traded special purpose acquisition company (“Artemis”), today announced the filing of its registration statement on Form S-4 (the “Registration Statement”) with the United States Securities and Exchange Commission (“SEC”) in connection with Artemis’ business combination with Danam Health, Inc. (“Danam”), a health services technology and pharmaceutical distribution company pioneering a healthcare ecosystem model designed to bring efficiency to the prescription journey and promote medication compliance.

The Registration Statement contains a preliminary proxy statement and prospectus of Artemis in connection with this previously announced business combination between Artemis and Danam (the “Transaction”). Upon closing of the Transaction, the combined company will be named Danam Health Holding Corporation. Also included in the Registration Statement is financial and business information about Danam and the combined company. Danam Health common stock and warrants are expected to be listed on Nasdaq under the new ticker symbols “DLVM” and “DLVMW”, respectively, reflective of Danam’s commercially available DelivMeds App.

Suren Ajjarapu, CEO of Danam, remarked, “I want to thank the combined Danam and Artemis team for achieving this significant milestone in such a short time. This achievement shows our determination and commitment to executing Danam’s patient-centric B2B2C pharmaceutical delivery model on behalf of patients and our shareholders.”

While the Registration Statement has not yet been declared effective by the SEC, and the information contained therein is subject to change, it provides important information about Danam, Artemis and the Transaction. The Transaction, which has been approved by the boards of directors of Danam and Artemis, is expected to close around the end of 2023, subject to, among other things, the SEC declaring the Registration Statement effective, approval of the Transaction by Danam and Artemis shareholders, regulatory approvals, and the satisfaction of other customary closing conditions.

About Danam Health, Inc.

Danam is driven by a team of highly experienced and distinguished industry leaders with healthcare technology and integrated product launch experience. Danam’s leadership believes that accessible personalized last mile delivery of medications and channel optimization of pharmaceutical distribution are the next frontier of patient care, and that disruptive business models are required to empower innovation in the post-pandemic world.

About Artemis Strategic Investment Corporation

Artemis is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Its principals possess public and private market investing experience and operational knowledge to bring value added benefits to Danam Health. The Artemis team has substantial experience investing in and operating businesses in multiple sectors, as well as a significant long-term track record in creatively structuring transactions to unlock and maximize value.

Additional Information and Where to Find It

In connection with the Transaction, Artemis has filed with the SEC a Registration Statement on Form S-4, which includes a preliminary prospectus for Artemis securities and a preliminary proxy statement for Artemis’ stockholders. The Registration Statement has not been declared effective by the SEC. Promptly subject to and after the Registration Statement is declared effective by the SEC, Artemis will mail the accompanying definitive proxy statement and a proxy card to its shareholders. Investors and securityholders of Artemis and other interested persons are advised to read, when available, the preliminary proxy statement to be filed with the SEC, and amendments thereto, and the definitive proxy statement in connection with Artemis’ solicitation of proxies for the special meeting to be held to approve the Merger Agreement and Transaction and other documents filed in connection with the proposed Transaction because these documents will contain important information about Danam, Artemis, the combined company following the consummation of the Transaction (“Danam Health”), the Agreement and Plan of Merger relating to the Transaction (the “Merger Agreement”) and the Transaction. The definitive proxy statement will be mailed to shareholders of Artemis as of a record date to be established in the future for voting on the Merger Agreement and the Transaction. The Registration Statement, including the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Artemis with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to: Artemis Strategic Investment Corporation, 3310 East Corona Avenue, Phoenix, AZ 89040, Attention: Mr. Philip N. Kaplan.

Participants in the Solicitation

Artemis, Danam Health, Danam and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Artemis’ stockholders with respect to the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of Artemis’ directors and officers in Artemis’ filings with the SEC, including, when filed with the SEC, the Registration Statement, including its preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, amendments and supplements thereto, and other documents filed with the SEC. Such information with respect to Danam and Danam Health’s directors and executive officers will also be included in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is not a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transaction and will not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the Transaction between Artemis and Danam Health, including without limitation statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, the implied enterprise value, future financial condition and performance of Danam Health and the combined company after the closing and expected financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction, the level of redemptions of Artemis’ public stockholders and the product candidates, products, markets, and expected future performance and market opportunities of Danam and Danam Health. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Artemis’ securities; (ii) the risk that the Transaction may not be completed by Artemis’ business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the Merger Agreement by the stockholders of Artemis, the satisfaction of the minimum cash at closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Artemis’ stockholders; (vi) redemptions exceeding anticipated levels or the failure to meet Nasdaq initial listing standards in connection with the consummation of the Transaction; (vii) the effect of the announcement or pendency of the Transaction on Danam Health’s business relationships, operating results, and business generally; (viii) risks that the Transaction disrupts current plans and operations of Danam Health; (ix) the outcome of any legal proceedings that may be instituted against Danam Health or against Artemis related to the Merger Agreement or the Transaction; (x) changes in the markets in which Danam Health competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) the risk that Danam Health may not be able to execute its growth strategies; (xiii) risk that Danam Health may not be able to develop and maintain effective internal controls; (xiv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xv) the ability to recognize the anticipated benefits of the Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Danam Health to grow and manage growth economically and hire and retain key employees; (xvi) the risk that Danam Health may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xvii) risks related to the ability to develop, license or acquire new therapeutics; (xviii) the risk that Danam Health will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xix) the risk that Danam Health, post-combination, experiences difficulties in managing its growth and expanding operations; (xx) the risk of product liability or regulatory lawsuits or proceedings relating to Danam Health’s business; (xxi) uncertainties inherent in the execution, cost, and completion of preclinical studies and clinical trials; risks related to regulatory review, and approval and commercial development; (xxii) risks associated with intellectual property protection; (xxiii) the risk that Danam Health is unable to secure or protect its intellectual property; and (xxiv) Danam Health’s limited operating history; (xxv) uncertainties inherent in the execution, cost, and completion of preclinical studies and clinical trials; (xxvi) risks related to regulatory review and approval and commercial development; and (xxvii) those factors discussed in Artemis’ filings with the SEC and that are contained in the proxy statement/prospectus relating to the Transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement’s proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents to be filed by Artemis from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Danam and Artemis may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. None of Danam Health, Danam or Artemis gives any assurance that Danam Health or Artemis, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing Danam Health's, Danam’s or Artemis’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.